Unity Bancorp Inc

2016 Shareholders' Meeting

April 28, 2016

Unity's Accomplishments in 2015

- Total Loans – 16.7% increase
  - 15.8% increase in commercial loans
  - 19.8% increase in mortgage loans
  - 30.4% increase in consumer loans
- Record SBA loan volume
- Total Deposits – 12.6% increase
  - 21.3% increase in noninterest-bearing deposits
- Earnings of $9.6 million, a 49.1% increase over prior year
- Diluted EPS of $1.12 vs. $0.81 in 2014, a 38.9% increase

Strategic Goals

- To grow our business relationships by being a responsive bank, providing excellent service with flexible terms and conditions – 10% loan growth
- Mortgage Division – 15% growth rate in purchased transactions
- SBA Division – Increase 7A Volume no less than $30 million
- Growth in core deposits of at least 5%
- Growth of branch network
- Maintain relevance by continued investment in technology
- ROE and ROA in top quartile of peer group
- EPS growth of 10% per year

Unity's 2016 Initiatives

Coming Soon!

- Launched new website in March 2016
- Business mobile capture
- Enhancing e-statement systems to include loans
- Somerville branch set to open end of summer
- Outsource our network
- Migration to paperless files

Recent Events

- Purchase of Clinton, NJ Headquarters on March 9, 2016 for $4.12 million.
- Repurchase of $5.0 million of subordinated debentures at a price of $0.5475 per dollar
  - Resulted in a pre-tax gain of approximately $2.25 million
- Announcement of new branch in Somerville, NJ.
  - 1,600 square-foot, single-story building
  - Aiming to open by end of summer 2016
- Potential new Emerson branch



Bank Franchise

- Hunterdon County, NJ: Clinton, Flemington, Whitehouse
- Middlesex County, NJ: Edison, Highland Park, Middlesex, South Plainfield
- Somerset County, NJ: North Plainfield, Somerset, Somerville (Coming Soon)
- Union County, NJ: Linden, Scotch Plains, Union
- Warren County, NJ: Phillipsburg, Washington
- Northampton County, PA: Forks



Northampton
Warren
Hunterdon
Somerset
Union
Middlesex

Attractive Market Area

- High household income in our market counties relative to the State of New Jersey and the nationwide medians
- State of New Jersey ranks 2nd in the nation in median household income, 4th in per capita income, and 2nd in population density
- With respect to median household income, Hunterdon County and Somerset County rank #1 and #2 in New Jersey

As of December 31, 2015 *(dollars in thousands)*			State of NJ		
			Population		Household Income
County	Unity Branches	Unity Deposits	2015 Actual	Density (pop./sq.mi.)	2015 Median
Hunterdon, NJ	3	$375,284	125,842	294	$106,925
Middlesex, NJ	4	$199,645	837,586	2,713	$78,734
Somerset, NJ	2	$116,685	333,805	1,106	$97,056
Union, NJ	3	$104,901	554,013	5,389	$69,222
Warren, NJ	2	$68,752	106,746	299	$70,245
Northampton, PA	1	$29,226	300,615	814	$58,971
Unity Aggregate	15	$894,493			
Totals			2,258,607	10,616	481,153

Recent Financial Performance

Key Bank Ratios

For the year ended 12/31/2015		
	Unity Bancorp	Public Banks $500 million - $1.5 billion
Return on average assets	0.96%	0.84%
Return on average equity	12.92%	8.31%
Net Interest Margin	3.63%	3.55%
Efficiency Ratio	64.41%	70.88%

Key Bank Ratios

Unity Bancorp	As of 12/31/2015	Core* as of 3/31/2016	As of 3/31/2016
Return on average assets	0.96%	1.00%	1.54%
Return on average equity	12.92%	13.67%	21.05%
Net Interest Margin	3.63%	3.48%	3.48%
Efficiency Ratio	64.41%	60.05%	50.16%

* Excludes gain on repurchase of subordinated debentures

Summary Balance Sheet

(dollars in millions)

	2015	2014	2013
Assets	$ 1,085	$ 1,009	$ 921
Total Loans	889	762	679
Deposits	894	794	739
Total Equity	78	70	57

- Raised $6.1 million additional capital as a result of the completion of the common stock rights offering in 2014.

Loan Mix

(dollars in millions)



$1,000.00
$900.00
$800.00
$700.00
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$-
$ 593
$ 48
$ 127
$ 134
$ 283
$ 587
$ 46
$ 107
$ 132
$ 302
$ 679
$ 46
$ 87
$ 182
$ 363
$ 762
$ 59
$ 80
$ 221
$ 402
$ 889
$ 77
$ 82
$ 265
$ 465
2011
2012
2013
2014
2015
Commercial Loans
Mortgage Loans
SBA Loans
Consumer Loans

Mortgage Loan Originations

(dollars in millions)

Mortgage Growth – Purchases vs. Refinances


$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$79.4
$52.6
$26.8
$133.6
$110.3
$23.3
$153.7
$88.4
$65.3
$129.8
$38.7
$91.1
$181.0
$69.6
$111.4
2011
2012
2013
2014
2015
Purchases
Refinances

Mortgage Loan Originations

(dollars in millions)

Mortgage Growth – Conforming vs Non-Conforming Loans


$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
$79.4
$24.1
$55.3
$133.6
$25.8
$107.8
$153.7
$84.2
$69.5
$129.8
$87.3
$42.5
$181.0
$110.3
$70.7
2011
2012
2013
2014
2015
Conforming
Non-Conforming

Asset Quality Continues to Improve



Nonperforming Assets to Total Assets
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.84%
2.98%
2.25%
1.49%
0.82%
2011
2012
2013
2014
2015

5 Year Deposit Trend

(dollars in millions)


$1,000.00
$900.00
$800.00
$700.00
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$-
$ 644
$ 101
$ 159
$ 383
$ 649
$ 114
$ 125
$ 409
$ 739
$ 136
$ 205
$ 397
$ 794
$ 153
$ 212
$ 429
$ 894
$ 185
$ 277
$ 432
2011
2012
2013
2014
2015
Interest-bearing DDA & SAV deposits
Total time deposits
Noninterest-bearing demand deposits

Summary Income Statement and Profitability

(dollars in millions)

	2015	2014
Net Interest Income	$ 34.0	$ 30.1
Provision for Loan Losses	0.5	2.6
Noninterest Income	7.8	6.7
Noninterest Expense	26.9	24.7
Provision for Income Taxes	4.8	3.1
Net Income	$ 9.6	$ 6.4
Diluted Earnings Per Share	$ 1.12	$ 0.81
Return on Average Assets	0.96 %	0.70 %
Return on Average Equity	12.92	10.28
Net Interest Margin	3.63	3.53

Net Interest Income & Net Interest Margin

(dollars in millions)



$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$-
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
3.76%
3.62%
3.53%
3.53%
3.63%
$29.0
$27.4
$27.4
$30.1
$34.0
2011
2012
2013
2014
2015
Net Interest Income
Net Interest Margin

Strong Levels of Noninterest Income

(dollars in millions)



Noninterest Income (excludes gains [losses] on securities)
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$-
20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
15.5%
19.5%
18.3%
17.0%
18.5%
$5.4
$6.8
$6.2
$6.2
$7.7
2011
2012
2013
2014
2015
Noninterest Income
Noninterest Income/Revenue

Noninterest Income

(dollars in thousands)

	2015	2014
Branch fee income	$ 1,520	$ 1,469
Service and loan fee income	1,334	1,260
Gain on sale of SBA loans held for sale, net	1,204	975
Gain on sale of mortgage loans, net	2,336	1,139
BOLI income	380	559
Net security gains	28	433
Other income	927	844
Total noninterest income	$ 7,729	$ 6,679

Noninterest Expense Controls

(dollars in millions)



Noninterest Expense
$30.00
$25.00
$20.00
3.50%
2.50%
1.50%
0.50%
3.00%
3.02%
2.88%
2.69%
2.70%
$24.5
$24.3
$24.0
$24.7
$26.9
2011
2012
2013
2014
2015
Noninterest Expense
Noninterest Expense/Average Assets

Noninterest Expense

(dollars in thousands)

	2015	2014
Compensation and benefits	$ 14,295	$ 12,750
Occupancy	2,515	2,478
Processing and communications	2,461	2,461
Furniture and equipment	1,643	1,510
Professional services	942	748
Loan costs	759	780
OREO expenses	382	485
Deposit insurance	669	677
Advertising	1,030	998
Other expenses	2,156	1,801
Total noninterest expense	$ 26,852	$ 24,688

- Increase in compensation and benefits due to:
  - Staffing
  - Increase in mortgage commissions paid
  - Supplement Executive Retirement Plan ("SERP")

Profitability Progression



Diluted Earnings per Share
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
$0.13
$0.34
$0.53
$0.81
$1.12
2011
2012
2013
2014
2015

Tangible Book Value Per Share



$10.00
$9.50
$9.00
$8.50
$8.00
$7.50
$7.00
$6.50
$6.00
$7.04
$7.42
$7.35
$8.18
$9.12
2011
2012
2013
2014
2015

Note: 2013 reflects redemption of TARP preferred stock and the associated warrant.

Market Price


$13.00
$12.00
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$6.40
$6.24
$7.66
$9.43
$12.47
2011
2012
2013
2014
2015

Capital Ratios



Leverage Ratio
12.00%
10.00%
8.00%
6.00%
4.00%
2011
2012
2013
2014
2015

Unity

FDIC-Insured Commercial Banks



Total Risk-Based Capital Ratio
18.00%
15.00%
12.00%
9.00%
6.00%
3.00%
2011
2012
2013
2014
2015



Tier 1 Risk-Based Capital Ratio
16.00%
12.00%
8.00%
4.00%
2011
2012
2013
2014
2015

Note: 2013 Capital Ratios reflect the redemption of the TARP preferred stock and the associated warrants.

Compelling Investment Highlights

- ✓ Knowledgeable and experienced management team
- ✓ Attractive branch franchise
- ✓ Diversity of loan products
- ✓ Insider ownership
- ✓ Consolidation of NJ Community Banks


UNITY BANK
growing with you!

The previous slides contained data from the following sources:

- FDIC-Insured Commercial Banks:
  - Obtained from FDIC.gov Quarterly Banking Profile
- SNL